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                       ASSIGNMENT OF EQUIPMENT WARRANTIES

STATE OF GEORGIA
COUNTY OF APPLING

      THIS ASSIGNMENT, made and entered into this 10th day of December, 1999, by and between International Press and Shear Corp., a Georgia corporation, hereinafter referred to as "IPSC", and IPS Balers Inc., a Georgia corporation, hereinafter referred to as "IPSB";

                                   WITNESSETH:

      WHEREAS, IPSC and IPSB entered into an Asset Purchase and Sale Agreement dated as of December 10, 1999 (the "Agreement"), providing for the sale and transfer of the assets connected with the operation of the baler manufacturing facility located at 396 Frost Industrial Boulevard Baxley, Appling County, Georgia; and

      WHEREAS, there are various items of personal property and equipment located upon the said premises that may have various warranties and/or guarantees relating to said property and equipment given by the manufacturer or seller of the property or equipment (hereinafter referred to as "Warranties");

      NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

      1. IPSC hereby transfers, assigns and conveys unto IPSB, its successors and assigns, all of IPSC's right, title and interest it may have in and to the Warranties.

      2. IPSC warrants that it has not previously assigned any interest in the Warranties in whole or in part.

      3. By this Assignment, IPSC makes no warranties on its own as to title, ownership, or duration of the Warranties it may have. Further, IPSC makes no guarantee that the Warranties are assignable.

      4. IPSC agrees to execute such additional documents as may be reasonably required to assign any interest it may have in any Warranties upon request by IPSB.

      5. The terms and provisions hereof shall extend to and be binding upon the parties hereto, their successors and assigns.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed and

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sealed in duplicate by their duly authorized officers on the day and year first above written.

                                     INTERNATIONAL PRESS AND SHEAR CORP. (L.S.)

                                     By: /s/ Ted C. Flood
                                         --------------------------------
                                         Ted C. Flood, Secretary

                                                                (CORPORATE SEAL)

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